                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported):  June 5, 1998
                                                 ------------------------------

Commission File Number   000-23353
                       --------------------------------------------------------

                               Denali Incorporated
-------------------------------------------------------------------------------
(Exact Name of Registrant in its Charter)


             Delaware                                      76-0454641
-------------------------------------------------------------------------------
   (State or Other Jurisdiction                        (I.R.S. Employer
 of Incorporation of Organization)                    Identification No.)

1360 Post Oak Blvd., Suite 2250, Houston, Texas              77056
-------------------------------------------------------------------------------
(Address of Principal Executive Officers)                  (Zip Code)


                                  713-627-0933
-------------------------------------------------------------------------------
(Registrant's Telephone Number, Including Area Code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Report of Independent Public Accountants

          Balance Sheets as of March 31, 1998 (Unaudited), December 31, 1997, 1996 and 1995

          Statements of Operations and Retained Earnings for the Three Months Ended March 31, 1998 and 1997 (Unaudited) and the Years Ended December 31, 1997, 1996 and 1995

          Statements of Cash Flow for the Three Months Ended March 31, 1998 and 1997 (Unaudited) and the Years Ended December 31, 1997, 1996 and 1995

          Notes to Financial Statements

     (b)  Pro Forma Financial Information

          Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 28, 1998

          Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended March 28, 1998

          Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended June 28, 1997

          Notes to Unaudited Pro Forma Condensed Consolidated Financial
          Statements

     (c)  Exhibits

          10.1* Stock Purchase Agreement dated May 11, 1998 by and between
                William I. Koch, Joan Granlund, Richard P. Callahan, as Custodian for Wyatt I. Koch, under the Florida Uniform Transfer to Minors Act, Richard A. Bird, Fibercast Company and Denali Incorporated

          23.1  Consent of Arthur Andersen LLP

--------------

*  Previously filed

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


   DENALI INCORPORATED
   -------------------
      (Registrant)



Date: August 13, 1998                    /s/ R. KEVIN ANDREWS
                                         -------------------------------------
                                         R. Kevin Andrews
                                         Chief Financial Officer
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors
   of Fibercast Company:


We have audited the accompanying balance sheets of Fibercast Company (a Delaware corporation) as of December 31, 1997, 1996 and 1995, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fibercast Company as of December 31, 1997, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
   January 23, 1998 (except with
         respect to the matter discussed
         in Note 8, as to which the date
         is July 16, 1998)

                                FIBERCAST COMPANY
                                 BALANCE SHEETS
                MARCH 31, 1998, DECEMBER 31, 1997, 1996 AND 1995

                                                                                            December 31,
                                                               March 31,      -------------------------------------------
                                                                 1998            1997            1996             1995
                                                              -----------     -----------     -----------     -----------
                       ASSETS                                 (unaudited)
  Current assets:
     Cash and cash equivalents                                $        --     $        --     $   681,930     $ 2,048,427
     Accounts receivable, net                                   2,458,009       3,020,976       3,014,096       2,302,285
     Inventories, net                                           2,394,584       2,358,945       2,967,968       3,048,270
     Prepaid expenses                                             151,895         111,781         249,431         176,014
                                                              -----------     -----------     -----------     -----------
           Total current assets                                 5,004,488       5,491,702       6,913,425       7,574,996
                                                              -----------     -----------     -----------     -----------

  Property, plant and equipment                                10,455,161      10,402,622       9,697,194       8,671,395
     Less accumulated depreciation                              5,905,432       5,649,442       4,823,270       3,939,344
                                                              -----------     -----------     -----------     -----------
           Net property, plant and equipment                    4,549,729       4,753,180       4,873,924       4,732,051
                                                              -----------     -----------     -----------     -----------
                                                              $ 9,554,217     $10,244,882     $11,787,349     $12,307,047
                                                              ===========     ===========     ===========     ===========
          LIABILITIES AND STOCKHOLDERS' INVESTMENT

  Current liabilities:
     Accounts payable                                         $ 1,579,207     $ 1,134,326     $ 1,057,504     $ 1,147,555
     Accrued bonuses                                                   --           9,000         116,007         253,245
     Accrued commissions                                           40,179          38,945         150,572          39,465
     Accrued warranty expense                                      88,711          88,711         178,142         313,593
     Deferred revenue                                                  --              --              --         448,248
     Other accrued liabilities                                    128,338         255,120         284,555         330,130
     Payable to affiliate                                         128,991          32,532              --          50,000
     Current maturities of long-term debt                       1,361,000         750,000         750,000              --
                                                              -----------     -----------     -----------     -----------
           Total current liabilities                            3,326,426       2,308,634       2,536,780       2,582,236
                                                              -----------     -----------     -----------     -----------

  Long-term debt, less current maturities                       2,500,000       3,500,000       4,250,000              --

  Commitments and contingencies

  Stockholders' investment:
     Common stock, no par value, 1,000 shares authorized,
       issued and outstanding                                         100             100             100             100
     Additional paid-in capital                                 2,886,449       2,886,449       2,886,449       2,886,449
     Retained earnings                                            841,242       1,549,699       2,114,020       6,838,262
                                                              -----------     -----------     -----------     -----------
           Total stockholders' investment                       3,727,791       4,436,248       5,000,569       9,724,811
                                                              -----------     -----------     -----------     -----------

                                                              $ 9,554,217     $10,244,882     $11,787,349     $12,307,047
                                                              ===========     ===========     ===========     ===========


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE BALANCE SHEETS.

                                FIBERCAST COMPANY
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                 THREE MONTHS ENDED MARCH 31, 1998 AND 1997, AND
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                Three Months Ended
                                                      March 31,                               Year Ended December 31,
                                          --------------------------------      ---------------------------------------------------
                                              1998               1997              1997                1996              1995
                                          -------------      -------------      -------------      -------------      -------------
                                                     (unaudited)
Net sales                                 $   3,970,468      $   6,337,983      $  22,222,226      $  22,068,698      $  19,601,078

Cost of sales                                 3,306,417          4,747,393         16,646,504         15,797,130         13,375,008
                                          -------------      -------------      -------------      -------------      -------------

     Gross profit                               664,051          1,590,590          5,575,722          6,271,568          6,226,070

Selling expenses                                668,553            709,637          2,923,333          2,244,622          1,967,715

General and administrative expenses             361,957            393,302          1,627,924          1,239,648          1,043,610

Research and development expenses               149,937             85,315            583,469            541,876            317,238
                                          -------------      -------------      -------------      -------------      -------------

     Income (loss) from operations             (516,396)           402,336            440,996          2,245,422          2,897,507
                                          -------------      -------------      -------------      -------------      -------------

Other income (expense):
   Royalty income                                    --                 --                 --            263,194            551,919
   Interest, net                                (21,369)           (83,955)          (347,744)          (312,377)           161,802
   Management fees                             (170,929)          (109,918)          (644,651)          (699,098)          (543,820)
   Miscellaneous                                    237                173            (12,922)           (41,383)            (5,675)
                                          -------------      -------------      -------------      -------------      -------------
                                               (192,061)          (193,700)        (1,005,317)          (789,664)           164,226
                                          -------------      -------------      -------------      -------------      -------------
Net income (loss)                              (708,457)           208,636           (564,321)         1,455,758          3,061,733

Retained earnings, beginning of period        1,549,699          2,114,020          2,114,020          6,838,262          7,776,529

Distributions to stockholders                        --                 --                 --         (6,180,000)        (4,000,000)
                                          -------------      -------------      -------------      -------------      -------------

Retained earnings, end of period          $     841,242      $   2,322,656      $   1,549,699      $   2,114,020      $   6,838,262
                                          =============      =============      =============      =============      =============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                FIBERCAST COMPANY
                            STATEMENTS OF CASH FLOWS
                 THREE MONTHS ENDED MARCH 31, 1998 AND 1997, AND
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                           Three Months Ended
                                                                March 31,                      Year Ended December 31,
                                                        --------------------------     -------------------------------------------
                                                           1998            1997           1997            1996             1995
                                                        -----------    -----------     -----------     -----------     -----------
                                                               (unaudited)
Cash flows from operating activities:
    Net income (loss)                                   $  (708,457)   $   208,636     $  (564,321)    $ 1,455,758     $ 3,061,733
    Adjustments to reconcile net income (loss) to net
      cash provided by operating activities-
        Depreciation                                        255,990        262,500         972,878         899,734         818,271
        Net loss on disposal of assets                           --             --          22,070              --           8,118
        Change in assets and liabilities-
          Accounts receivable                               562,967       (701,955)         (6,880)       (711,811)        233,947
          Inventories                                       (35,639)      (390,135)        609,023          80,302         432,385
          Prepaid expenses                                  (40,114)       (90,544)        137,650         (73,417)         17,127
          Accounts payable                                  444,881        336,863          76,822         (90,051)        537,998
          Accrued bonuses                                    (9,000)       (90,795)       (107,007)       (137,238)         10,245
          Accrued commissions                                 1,234         84,669        (111,627)        111,107         (25,596)
          Accrued warranty expense                               --        (38,426)        (89,431)       (135,451)        142,291
          Deferred revenue                                       --             --              --        (448,248)        448,248
          Other accrued liabilities                        (126,782)       (82,466)        (29,435)        (45,575)        134,014
          Payable to affiliate                               96,459         50,711          32,532         (50,000)         29,803
                                                        -----------    -----------     -----------     -----------     -----------
            Net cash provided by (used in) operating
               activities                                   441,539       (450,942)        942,274         855,110       5,848,584
                                                        -----------    -----------     -----------     -----------     -----------

 Cash flows from investing activities:
    Capital expenditures                                    (52,539)      (225,702)       (874,204)     (1,041,607)       (498,752)
                                                        -----------    -----------     -----------     -----------     -----------

 Cash flows from financing activities:
    Borrowings on long-term debt                            361,000        795,000              --       5,000,000              --
    Payments on long-term debt                             (750,000)      (750,000)       (750,000)             --              --
    Distributions to stockholders                                --             --              --      (6,180,000)     (4,585,000)
                                                        -----------    -----------     -----------     -----------     -----------
            Net cash (used in) provided by
               financing activities                        (389,000)        45,000        (750,000)     (1,180,000)     (4,585,000)
                                                        -----------    -----------     -----------     -----------     -----------

 Net (decrease) increase in cash and cash equivalents            --       (631,644)       (681,930)     (1,366,497)        764,832

 Cash and cash equivalents, beginning of period                  --        681,930         681,930       2,048,427       1,283,595
                                                        -----------    -----------     -----------     -----------     -----------

 Cash and cash equivalents, end of period               $        --    $    50,286     $        --     $   681,930     $ 2,048,427
                                                        ===========    ===========     ===========     ===========     ===========

 Supplemental cash flow information:
    Interest paid                                       $    94,403    $   121,629     $   415,922     $   368,229     $        --
                                                        ===========    ===========     ===========     ===========     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                FIBERCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS


(All references to activity or amounts subsequent to January 23, 1998 are unaudited events and are subsequent to the date of the Report of Independent Public Accountants, except with respect to the matter discussed in Note 8, as to which the date is July 16, 1998)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BUSINESS - Fibercast Company (the Company), a Delaware corporation, manufactures and markets thermoset composite material products and fiberglass reinforced plastic products for use in a variety of industries worldwide including, but not limited to, chemical processing, electrical power generation and waste water treatment. In 1997, 1996 and 1995, approximately 29%, 26% and 27%, respectively, of the Company's sales were to three customers.

         The unaudited financial information furnished herewith reflects all adjustments of a normal recurring nature which are, in the opinion of management, necessary for a fair statement of the results of operations for the interim periods.

         CASH EQUIVALENTS - For purposes of the statements of cash flows, the Company considers all highly liquid investments with a maturity of three months or less that are purchased for investment to be cash equivalents.

         REVENUE RECOGNITION - Revenues are recognized when title passes to the customer, when products are shipped.

         INVENTORIES - Inventories are stated at the lower of standard cost, which approximates the lower of first-in, first-out cost (FIFO), or market, net of a reserve for excess and obsolete inventory.

         PROPERTY, PLANT AND EQUIPMENT - Depreciation of property, plant and equipment is computed using the straight-line method based on the estimated useful lives of the assets ranging from 3 to 25 years. Expenditures for maintenance and repairs are charged to expense as incurred, whereas major improvements are capitalized.

         PRODUCT WARRANTY - The Company generally warrants its products against manufacturing defects for a period of 12 months from the date of shipment.

         RESEARCH AND DEVELOPMENT - The Company expenses all research and development costs as incurred.

         INCOME TAXES - The Company has elected to be taxed as an S Corporation for income tax reporting purposes. As an S Corporation, earnings of the Company are taxable to the stockholders. Accordingly, the financial statements do not reflect a provision for income taxes.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                FIBERCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.       ACCOUNTS RECEIVABLE

         Accounts receivable consist of the following:

                                                                                          December 31,
                                                       March 31,         -------------------------------------------------
                                                         1998                1997              1996                1995
                                                      -----------        -----------        -----------        -----------
                                                      (unaudited)
         Trade accounts receivable                    $ 2,551,042        $ 3,116,653        $ 3,177,762        $ 2,374,149
         Reserve for doubtful trade accounts              (93,033)           (95,677)          (163,666)           (71,864)
                                                      -----------        -----------        -----------        -----------
                                                      $ 2,458,009        $ 3,020,976        $ 3,014,096        $ 2,302,285
                                                      ===========        ===========        ===========        ===========

3.       INVENTORIES

         Inventories consist of the following:

                                                                                          December 31,
                                                       March 31,         -------------------------------------------------
                                                         1998                1997              1996                1995
                                                      -----------        -----------        -----------        -----------
                                                      (unaudited)

         Raw materials                                $ 1,011,980        $   986,500        $ 1,190,901        $ 1,424,723
         Work in process                                   25,405            115,069             84,133             24,453
         Finished goods                                 1,436,582          1,335,829          1,851,881          1,999,480
                                                      -----------        -----------        -----------        -----------
                                                        2,473,967          2,437,398          3,126,915          3,448,656
             Reserve for excess and
                obsolete inventory                        (79,383)           (78,453)          (158,947)          (400,386)
                                                      -----------        -----------        -----------        -----------
                                                      $ 2,394,584        $ 2,358,945        $ 2,967,968        $ 3,048,270
                                                      ===========        ===========        ===========        ===========

4.       PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment consist of the following:

                                                                                          December 31,
                                                       March 31,         -------------------------------------------------
                                                         1998                1997              1996                1995
                                                      -----------        -----------        -----------        -----------
                                                      (unaudited)
         Land                                         $   166,921        $   166,921        $   166,921        $   166,921
         Buildings and improvements                     1,541,774          1,541,774          1,493,415          1,400,722
         Machinery and equipment                        8,225,608          8,215,762          7,570,250          6,873,070
         Construction in process                          329,713            289,553            284,153            140,755
         Furniture and fixtures                           191,145            188,612            182,455             89,927
                                                      -----------        -----------        -----------        -----------
                                                      $10,455,161        $10,402,622        $ 9,697,194        $ 8,671,395
                                                      ===========        ===========        ===========        ===========

                                FIBERCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


5.       LONG-TERM DEBT

         Long-term debt consists of the following:

                                                                                                  December 31,
                                                                         March 31,         -----------------------------
                                                                            1998               1997             1996
                                                                        ------------       ------------     ------------
                                                                         (unaudited)
         Bank note, payable in escalating yearly installments,
           including interest at Chase prime plus .5% (9.00%
           at March 31, 1998) through February 2001,
           collateralized by accounts receivable, inventory
           and real estate                                              $  3,500,000       $  4,250,000     $  5,000,000

         Revolving credit facility                                           361,000                 --               --
                                                                        ------------       ------------     ------------
                                                                           3,861,000          4,250,000        5,000,000
         Less current maturities                                          (1,361,000)          (750,000)        (750,000)
                                                                        ------------       ------------     ------------
                                                                        $  2,500,000       $  3,500,000     $  4,250,000
                                                                        ============       ============     ============

         The Company has a revolving credit facility in the amount of $1,000,000.

         The Bank note specifies certain financial and operating restrictions on the Company of which the Company was in compliance with or had obtained waivers for at March 31, 1998.

         Maturities for long-term debt for each of the four years ending December 31 are as follows:

                           1998                                                  $   750,000
                           1999                                                    1,000,000
                           2000                                                    1,250,000
                           2001                                                    1,250,000
                                                                                 -----------
                                                                                 $ 4,250,000
                                                                                 ===========

6.       RELATED PARTY TRANSACTIONS

         Payable to affiliate and management fee expense represent management fees payable and paid to the Company's parent company (prior to the event discussed in Note 8) for administrative services performed for the Company.

         Royalty income represents amounts paid to the Company by a manufacturer for use of the Company's technology to produce products for use by the manufacturer through 1996.

7.       FIBERCAST RETIREMENT PLAN

         The Company sponsors a defined contribution benefit plan (the Plan) covering substantially all of its employees. The Company makes discretionary contributions to the Plan based on a percentage of employee contributions adjusted for employee years of service. Company contributions totaled $91,811 in 1997, $92,762 in 1996 and $85,000 in
         1995.

                                FIBERCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



8.       SUBSEQUENT EVENT

         In June 1998, Denali Incorporated (Denali) purchased all of the issued and outstanding common stock of the Company. In conjunction with the purchase, the Company converted to a C Corporation. The purchase price was $18,000,000, subject to certain adjustments. Concurrent with the purchase, the revolving credit facility was paid off and the bank note was assumed by Denali.

                               DENALI INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                              AS OF MARCH 28, 1998
                                 (IN THOUSANDS)

                                                                          Historical
                                                            ------------------------------------
                                                               Denali
                                                            Incorporated    CC&E(1)    Fibercast(1)  Adjustments    Pro Forma
                                                            ------------    ----       ---------     -----------    ---------
                             Assets
 Current assets:
    Cash                                                     $    369      $    150      $   --     $    (35)(a)     $    484
    Investment in equity securities                               310            11          --           --              321
    Accounts receivable, net                                   15,161           414       2,458           --           18,033
    Inventories                                                 8,057            --       2,395           --           10,452
    Income tax receivable                                         111            --          --           --              111
    Prepaid expenses                                            1,819            61         151          (69)(b)        1,962
    Deferred tax assets                                           769            --          --           --              769
                                                             --------      --------      ------     --------         --------
 Total current assets                                          26,596           636       5,004         (104)          32,132
 Property, plant and equipment, net                            12,637           384       4,550        1,971 (c)       19,542
 Assets held for sale                                             699            --          --           --              699
 Notes receivable                                                 178            --          --           --              178
 Goodwill, net                                                  5,714            --          --       14,814 (b)       20,528
 Deferred tax assets                                            1,530            --          --           --            1,530
 Other assets                                                   1,264            10          --           --            1,274
                                                             --------      --------      ------     --------         --------
 Total assets                                                $ 48,618      $  1,030      $9,554     $ 16,681         $ 75,883
                                                             ========      ========      ======     ========         ========

          Liabilities and Stockholders' Equity (Deficit)
 Current liabilities:
    Accounts payable                                         $  9,049      $    216      $1,579     $     --         $ 10,844
    Accrued liabilities                                         4,472           328         257          894 (c)        5,951
    Payable to affiliates                                          --        12,765         129      (12,894)(b)           --
 Current maturities of long-term debt                             740            --       1,361           --            2,101
                                                             --------      --------      ------     --------         --------
 Total current liabilities                                     14,261        13,309       3,326      (12,000)          18,896
 Long-term debt, less current maturities                        6,421            --       2,500       20,130 (a)       29,051
 Other long-term liabilities                                      616            --          --           --              616
 Commitments and contingencies
 Stockholders' equity (deficit):
    Common stock                                                   48             1           1           (2)(b)           48
    Additional paid-in capital                                 29,193           196       2,886       (3,082)(b)       29,193
    Retained deficit                                           (1,921)      (12,476)        841       11,635 (b)       (1,921)
                                                             --------      --------      ------     --------         --------
 Total stockholders' equity (deficit)                          27,320       (12,279)      3,728        8,551           27,320
                                                             --------      --------      ------     --------         --------
 Total liabilities and stockholders' equity                  $ 48,618      $  1,030      $9,554     $ 16,681         $ 75,883
                                                             ========      ========      ======     ========         ========

(1)      Unaudited balance sheet as of March 31, 1998.

  SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                               DENALI INCORPORATED
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                        NINE MONTHS ENDED MARCH 28, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                Historical
                                  -------------------------------------------------------------------
                                     Denali
                                  Incorporated    LaValley(1)     SEFCO(1)     CC&E(2)      Fibercast(3)  Adjustments     Pro Forma
                                  ------------    --------        -----        ----         ---------     -----------     ---------
 Net sales                          $ 68,480      $  2,952      $  3,080      $  2,098      $ 14,245      $     --         $ 90,855
 Cost of sales                        53,634         2,362         2,070         1,754        11,072          (107)(f)
                                                                                                               (67)(g)       70,718
                                    --------      --------      --------      --------      --------      --------         --------
 Gross profit                         14,846           590         1,010           344         3,173           174           20,137
 SG&A expense                         12,218           410           638           450         3,875          (245)(h)
                                                                                                               310 (i)
                                                                                                               (79)(f)       17,577
 Non-recurring
   compensation expense                2,312            --            --            --            --            --            2,312
                                    --------      --------      --------      --------      --------      --------         --------
 Operating income (loss)                 316           180           372          (106)         (702)          188              248
 Interest expense                      1,302            46            --            --           291         1,396(j)         3,035
 Interest income                        (105)           --           (17)           --          (100)           17             (205)
 Other (income) expense, net            (278)          (38)           (4)          469           492            --              641
                                    --------      --------      --------      --------      --------      --------         --------
 Income (loss) before income
   taxes                                (603)          172           393          (575)       (1,385)       (1,225)          (3,223)
 Provision (benefit) for
   income taxes                          647            65           178             1            --        (1,237)(k)         (346)
                                    --------      --------      --------      --------      --------      --------         --------
 Net income (loss) before
   extraordinary item                 (1,250)          107           215          (576)       (1,385)           12           (2,877)
 Extraordinary income on
   early extinguishment of
   debt, net of income tax               219                                                                                    219
                                    --------                                                                               --------
 Net loss                             (1,031)                                                                                (2,658)
 Dividends on Series A
   Preferred Stock                       (30)                                                                                   (30)
                                    --------                                                                               --------
 Net loss attributable to
   common stock                     $ (1,061)                                                                              $ (2,688)
                                    ========                                                                               ========

 Net loss per common share:
   Loss before extraordinary item   $  (0.38)                                                                              $  (0.87)
   Extraordinary item                   0.07                                                                                   0.07
                                    --------                                                                               --------
   Net loss per common share        $  (0.31)                                                                              $  (0.80)
                                    ========                                                                               ========
 Number of shares used to
   compute net loss per share          3,374                                                                                  3,374
                                    ========                                                                               ========

(1) Reflects results of LaValley's and SEFCO's operations for the period from July 1, 1997 to October 31, 1997 (unaudited), the date of acquisition by the Company. LaValley's and SEFCO's results of operations subsequent to October 31, 1997 are reflected in the Denali Incorporated historical results.

(2) Reflects results for CC&E's operations for the period from July 1, 1997 to March 31, 1998 (unaudited).

(3) Reflects results for Fibercast's operations for the period from July 1, 1997 to March 31, 1998 (unaudited).

  SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                               DENALI INCORPORATED
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                        TWELVE MONTHS ENDED JUNE 28, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 Historical
                                 ------------------------------------------------------------------
                                   Denali
                                 Incorporated   Ershigs(1) LaValley(2) SEFCO(3)  CC&E(4)  Fibercast(5)    Adjustments    Pro Forma
                                 ------------   -------    --------    -----     ----     ---------       -----------   -----------
Net sales                         $  71,101   $  15,918   $  7,877  $   10,032  $   2,675   $ 22,788   $      --        $   130,391
Cost of sales                        57,268      14,889      6,353       7,602      2,966     16,881        (162)(d)
                                                                                                            (146)(e)
                                                                                                            (114)(f)
                                                                                                            (206)(g)        105,331
                                  ---------   ---------   --------  ----------  ---------   --------   ---------        -----------
Gross profit (loss)                  13,833       1,029      1,524       2,430       (291)     5,907         628             25,060
SG&A expense                         11,874       3,184      1,157       1,485        849      4,480         162 (d)
                                                                                                             (17)(e)
                                                                                                            (103)(f)
                                                                                                            (480)(h)
                                                                                                             461 (i)         23,052
                                  ---------   ---------   --------  ----------  ---------   --------   ---------        -----------
Operating income (loss)               1,959      (2,155)       367         945     (1,140)     1,427         605              2,008
Interest expense                      2,058         329        174          --        526        430       2,237 (j)          5,754
Interest income                        (111)         --         --         (45)        --       (137)         45               (248)
Other (income) expense, net            (598)         47         23         (16)     3,445        652          --              3,553
                                  ---------   ---------   --------  ----------  ---------   --------   ---------        -----------
Income (loss) before income
  taxes                                 610      (2,531)       170       1,006     (5,111)       482      (1,677)            (7,051)
Provision (benefit) for income
  taxes                                 293        (962)        79         362         --         --      (2,592)(k)         (2,820)
                                  ---------   ---------   --------  ----------   --------   --------   ---------        -----------
Net income (loss)                       317      (1,569)        91         644     (5,111)       482         915             (4,231)
Dividends on Series A Preferred
  Stock                                (120)                                                                                   (120)
                                  ---------                                                                             -----------
Net income (loss) attributable
  to common stock                 $     197                                                                             $    (4,351)
                                  =========                                                                             ===========
Net income (loss) per common
  share                           $    0.09                                                                             $     (1.98)
                                  =========                                                                             ===========
Number of shares used to
   compute net income (loss)
   per share                          2,198                                                                                   2,198
                                  =========                                                                             ===========

(1) Reflects results of Ershigs' operations for the period from July 1, 1996 to February 27, 1997 (unaudited), the date of its acquisition by the Company. Ershigs' results of operations subsequent to February 27, 1997 are reflected in the Denali Incorporated historical results.

(2) Reflects results of LaValley's operations for the period from August 23, 1996 to August 16, 1997.

(3) Reflects results of SEFCO's operations for the period from July 1, 1996 to June 28, 1997 (unaudited).

(4) Reflects results of CC&E's operations for the period from July 1, 1996 to June 30, 1997 (unaudited).

(5) Reflects results of Fibercast's operations for the period from July 1, 1996 to June 30, 1997 (unaudited).

  SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                      DENALI INCORPORATED AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.       BASIS OF PRESENTATION

         The accompanying unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on adjustments to the historical consolidated financial statements of Denali Incorporated (the "Company") to give effect to the acquisitions described in Note 3 (the "Acquisitions"). The pro forma condensed consolidated balance sheet assumes the Acquisitions were closed on March 28, 1998. The pro forma condensed consolidated statement of operations assumes all Acquisitions described in Note 3 were consummated as of the beginning of the periods presented. The pro forma condensed consolidated statements of operations are not necessarily indicative of results that would have occurred had the Acquisitions been consummated as of the beginning of the periods presented or that might be attained in the future. Certain information normally included in the financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements of the Company, the historical financial statements of the entities acquired in the Acquisitions and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Prospectus dated November 20, 1997 and Quarterly Report on Form 10-Q for the quarterly period ended March 28, 1998, previously filed with the SEC.

2.       EARNINGS PER SHARE

         Pro forma earnings per share were computed by dividing net income (or loss) applicable to common stock by the weighted average number of shares of common stock, common stock equivalents outstanding during the period and the dilutive effect of common stock equivalents issued within one year prior to the Offering. The number of shares of common stock and common stock equivalents has been retroactively adjusted for the 1715-for-1 stock split. Common stock equivalents consisted of the number of shares issuable on exercise of the outstanding stock options less the number of shares that could have been purchased with the proceeds from the exercise of the options based on the average price of the common stock during the period. The dilutive effect of common stock issued within one year prior to the Offering for the periods prior to issuance was determined in the same manner except that the Offering price of $13 per share was used for the repurchase price.

3.       ACQUISITIONS

         The acquisitions by the Company have been accounted for as purchases and, accordingly, the results of operations of the acquired companies have been included in the consolidated results of operations of the Company from the date of acquisition.

                      DENALI INCORPORATED AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


         On February 28, 1997, the Company acquired Ershigs, Inc. ("Ershigs"), a manufacturer of engineered fiberglass reinforced plastic ("FRP"). The $6.1 million purchase price consisted of $5.0 million cash, $1.0 million in a note payable and acquisition costs of approximately $80,000.

         In October 1997, the Company acquired SEFCO, Inc. ("SEFCO"), for approximately $4.9 million in net cash and acquisition costs of approximately $100,000. SEFCO is a manufacturer of engineered field-erected aboveground steel tanks.

         In October 1997, the Company acquired LaValley Construction, Inc. ("LaValley") for approximately $3.9 million in cash and acquisition costs of approximately $100,000. LaValley manufactures engineered FRP products.

         In May 1998, the Company purchased 100 percent of the outstanding stock of CC&E, a leading North American field constructor of fiberglass-reinforced plastic products. The purchase price totaled $1.6 million in cash. Reinforced Plastic Systems may also receive contingent payments of up to $400,000 based on an increase in the level of bookings as defined in the purchase agreement.

         In June 1998, the Company purchased 100 percent of the outstanding stock of Fibercast from William I. Koch, Joan Granlund, Richard P. Callahan, as Custodian for Wyatt I. Koch, under the Florida Uniform Transfer to Minors Act, Richard A. Bird, and Fibercast Company for a cash purchase price of $17.5 million. In addition, Denali paid down $1.1 million of bank and seller debt and assumed $3.5 million of bank debt.

         The acquisitions by the Company have been accounted for as purchases and, accordingly, the results of operations of the acquired companies have been included in the consolidated results of operations of the Company from the date of acquisition. Payments of any contingent consideration as described above will increase the amount of goodwill related to such acquisition.

4.       ADJUSTMENTS OF HISTORICAL FINANCIAL STATEMENTS

         The following pro forma adjustments have been made to the historical condensed consolidated balance sheet of the Company to give effect to the acquisition of CC&E and Fibercast described in Note 3 as if it had occurred as of March 28, 1998 and to the historical condensed statements of operations as if all the acquisitions described in Note 3 were consummated as of the beginning of the periods presented:

         (a) To reflect the acquisition of CC&E and Fibercast and the borrowings under the Company's senior credit agreement to fund these acquisitions, net of cash acquired at CC&E.

         (b) To reflect, in connection with the acquisition of CC&E and Fibercast, the purchase price allocation and the elimination of assets not acquired or liabilities not assumed by the Company.

         (c) To reflect, in connection with the acquisition of CC&E and Fibercast, the estimated fair market value of assets purchased and liabilities assumed.

         (d) To reclass certain expenses to conform with the presentation used by the Company.

                      DENALI INCORPORATED AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



         (e) To reflect lower depreciation expense resulting from the write-down of fixed assets as part of purchase accounting for the acquisition of Ershigs.

         (f) To reflect the change in depreciation expense resulting from the purchase accounting step-up of the acquisitions of LaValley, CC&E and Fibercast and the purchase of fixed assets from the shareholder of SEFCO as a condition of the purchase that were previously leased by SEFCO from the shareholder (see
                  (g)).

         (g) To reduce expenses for certain lease expenses incurred by seller for assets to be purchased by the Company (see (f)).

         (h) To reduce expenses including the difference between compensation and benefits of certain sellers prior to consummation of the acquisitions and their compensation and benefits following the acquisitions as stipulated in the respective employment agreements with the Company.

         (i) To reflect amortization of goodwill related to the purchases of LaValley, SEFCO, CC&E and Fibercast, which is being amortized on a straight-line basis over 40 years.

         (j) To reflect interest expense on the borrowings to fund the purchases of Ershigs, LaValley, SEFCO, CC&E and Fibercast in excess of historical interest expense.

         (k) To reflect the change in income taxes related to pro forma adjustments.

                                INDEX TO EXHIBITS

Exhibit
Number         Description of Exhibit
-------        ----------------------
10.1*          Stock Purchase Agreement dated May 11, 1998 by and between
               William I. Koch, Joan Granlund, Richard P. Callahan, as Custodian
               for Wyatt I. Koch, under the Florida Uniform Transfer to Minors
               Act, Richard A. Bird, Fibercast Company and Denali Incorporated

23.1           Consent of Arthur Andersen LLP

--------------

*  Previously filed